UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________
FORM 8-K
____________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 26, 2021
 ____________________________________

WASHINGTON FEDERAL INC
(Exact name of registrant as specified in its charter)
 ____________________________________

Washington	001-34654		91-1661606
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

425 Pike Street	Seattle	Washington	98101
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code (206) 624-7930
Not Applicable
(Former name or former address, if changed since last report)
____________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1.00 par value per share	WAFD	NASDAQ Stock Market

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).    Yes  ☐    No  ☒

Item 5.07	Submission of Matters to a Vote of Security Holders

The Annual Meeting of Shareholders of Washington Federal, Inc. (the "Company") was held on January 26, 2021. The three items voted upon by shareholders included 1) the election of three directors for a three-year term; 2) the approval of a non-binding, advisory vote on the compensation of Washington Federal named executive officers; and 3) the ratification of the appointment of Deloitte & Touche LLP as the independent registered public accountants for fiscal 2021. The results of the voting were as follows:

	Votes Cast		Votes	Total	Broker
	For	Against	Withheld	Votes Cast	Non-votes
Election of Directors
Three-year term:
Mark N. Tabbutt	61,705,474	—	520,702	62,226,176	5,139,556
Brent J. Beardall	61,913,863	—	312,313	62,226,176	5,139,556
S. Steven Singh	61,803,468	—	422,708	62,226,176	5,139,556

	Votes Cast			Total
	For	Against	Abstained	Votes Cast
Non-binding advisory vote on
executive compensation	59,903,742	1,930,477	391,957	62,226,176

Ratify appointment of
Deloitte & Touche LLP	66,165,192	1,154,007	46,533	67,365,732

Based on the results above, all of the Board of Directors' recommendations were approved by shareholders.

Item 7.01	Regulation FD

The Company is hereby furnishing the slide presentation used in the Annual Meeting of Shareholders. The slide presentation is included as Exhibit 99.1 to this report and shall not be deemed to be "filed" for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits
(a)     Not applicable
(b)    Not applicable
(c)    Not applicable
(d)     The following exhibits are being filed herewith:

99.1    Washington Federal, Inc. Annual Meeting slide presentation

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

January 28, 2021	WASHINGTON FEDERAL, INC.

	By:	/s/ VINCENT L. BEATTY
Vincent L. Beatty
Executive Vice President and Chief Financial Officer

4